SELECTIVE®

Selective Insurance Group, Inc.

Bank of America Merrill Lynch 2014 Insurance Conference

February 13, 2014

Certain statements in this report, including information incorporated by reference, are "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "target," "project," "intend," "believe," "estimate," "predict," "potential," "pro forma," "seek," "likely" or "continue" or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors, that could cause our actual results to differ materially from those projected, forecasted or estimated by us in forward-looking statements are discussed in further detail in Selective's public filings with the United States Securities and Exchange Commission. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time-to-time. We can neither predict such new risk factors nor can we assess the impact, if any, of such new risk factors on our businesses or the extent to which any factor or combination of factors may cause actual results to differ materially from those expressed or implied in any forward-looking statements in this report. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this report might not occur.

Forward Looking Statements

SELECTIVE®

Dale Thatcher
EVP, Chief Financial Officer

History of Success as a Super-Regional

- 44th largest U.S. P&C carrier*
- History of financial strength
- Small commercial, E&S and personal lines business
- Field-based operating model

*Source: A.M. Best, based on 2012 Net Premiums Written

SELECTIVE®

Standard Commercial Lines

2013
% Net Premiums Written


76%

2013 Statutory
Combined Ratio = 97.1%

Standard Commercial Lines

- "Main street" account underwriter
- Average account size $10,000
- ~1,100 agents
- Field underwriters supported by regional and corporate expertise



Personal Lines

2013
% Net Premiums Written


17%

2013 Statutory
Combined Ratio = 96.9%

Personal Lines

- Focus on account customers
- ~690 agents in 13 states
- By-peril rating capabilities



Excess and Surplus Lines

2013
% Net Premiums Written


7%

2013 Statutory Combined Ratio = 102.9%

Excess & Surplus Lines

- Controlled binding authority, no claims authority
- ~90 wholesale general agencies
- Average policy size of $2,700
- ~70% general liability
- 98% $1M or lower limits



SELECTIVE®

Key Takeaways

Strong balance sheet provides a foundation for success

Lower volatility allows for greater operational leverage

Effective cycle management

Path to a 92% ex-catastrophes combined ratio in 2014


December 31, 2013
$4.6B in Invested Assets
Alternatives
2%
Short-Term
4%
Equities
4%
Bonds
90%


Net Operating Cash Flows
as % of NPW
20%
15%
10%
5%
0%
16%
11%
8%
14%
19%
2009
2010
2011
2012
2013
SIGI
Industry*

- “AA-” average credit quality
- 3.6 year duration, excluding short-term
- Investment leverage of 4.0x

*Source: Conning, Inc. and A.M. Best

Conservative Investment Portfolio

SELECTIVE®

Conservative Catastrophe Reinsurance

% of Equity at Risk – 1 in 250 Event
Blended Model Results (RMS & AIR)



11%
4%
2012
2013

Losses are after tax and include applicable reinstatement premium.

2014 Property Catastrophe Treaty

- $685M in excess of $40M retention
- Increased top layer by $100M
- Flat premium despite additional limit
- Exhausts at approximately 1-in-250 year event
- Average reinsurer rating "A+"

SELECTIVE®


10 pts
9
8
7
6
5
4
3
2
1
0
SIGI Avg = 2.8 pts
Ind. Avg. = 5.0 pts
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Industry Source: A.M. Best

Impact of CATs on Combined Ratio

SELECTIVE®


Standard Deviation (2003-2012)
Reserve Development
(Points on Combined Ratio)
5.9
1.4
SIGI
Peer Average*
Combined Ratio
8.0
3.9
SIGI
Peer Average*

"Ground-up" quarterly reserve review and focus on "main street" accounts

*Source: SNL Financial, Statutory Data
Peers include CINF, THG, STFC, UFCS, CNA, HIG, TRV, WRB

Lower Volatility of Results

SELECTIVE®


2014 Ex-CAT Statutory Combined Ratio Plan
96.5%
2.0%
(4.5)%
(2.0)%
0.2%
92%
2013 Actual*
Loss Trend
Earned Rate
Underwriting / Claims
Expense
2014 Projected*

*Excluding CATS and reserve development
May not foot due to rounding

Expectation for 4 points of CAT losses in 2014

Combined Ratio Improvement Plan

SELECTIVE®

Guidance provided as of January 31, 2014

Impact of Leverage


Underwriting Leverage (Premiums-to-Surplus)
1.4x
0.7x
SIGI
Industry
Investment Leverage (Invested Assets/ Stockholders' Equity)
4.0x
2.3x
SIGI
Industry
ROE Generated at a 96% Combined Ratio
10.5%
8.0%
SIGI
Industry

Industry Source: A.M. Best 2013E

SELECTIVE®

SELECTIVE®

John Marchioni
President and Chief Operating Officer

Competitive Advantages

- Superior Agency Relationships
- Field Model Based On Empowered Decision Makers
- Sophisticated Underwriting/ Claims Tools
- Focus On Customer Experience
- Broad Appetite and Strong Product Portfolio
- Effective Manager of Leverage

Capabilities of a National…Relationships of a Regional


Net Premiums Written ($ in 000s)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
NPW Doubled
Managed Growth
Through Cycle
Renewal Pricing /
E&S Acquisitions

Effective Cycle Management

SELECTIVE®


New E&S Operations
Expansion of Product Offerings
Addition of Agents and Storefronts
Increase Market Share Within Existing Footprint

Growth Opportunities

SELECTIVE®



8%
7%
6%
5%
4%
3%
2%
1%
0%
Renewal Pure Price
90%
85%
80%
75%
70%
65%
60%
Retention
2Q:09
4Q:09
2Q:10
4Q:10
2Q:11
4Q:11
2Q:12
4Q:12
2Q:13
4Q:13

- 19 consecutive quarters of renewal pure price increases
- In 2014, anticipate renewal pure price increases of 6-7%

Standard Commercial Lines Pricing

SELECTIVE®


2013 Pricing by Retention Group
Standard Commercial Lines
89.6%
70.8%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Renewal Pure Price
90%
85%
80%
75%
70%
65%
60%
Point of Renewal Retention
Above Average
Average
Below Average
Low
Very Low

Dynamic Portfolio Manager allows underwriters to drive mix improvement

Underwriting

SELECTIVE®


2013 Statutory Combined Ratio by Line of Business
130%
120%
110%
100%
90%
80%
70%
Statutory Combined Ratio
General Liability
Commercial Auto
Workers Comp
Property
BOP

NPW	$426M	$326M	$277M	$238M	$82M

Standard Commercial Lines Profitability

Workers Compensation Plan



Renewal Pure Price of 7.5% in 2013 Compared to 4% Loss Trend



Balance Underwriting Initiatives with Overall Account Profitability



Claims Initiatives

SELECTIVE®

Claims Initiatives

- Strategic Case Unit (WC)
- Escalation Model
- Medical Cost Management
- Fraud Detection and Recovery Models
- Complex Claims Unit
- Litigation Management

Strong balance sheet provides a foundation for success

Lower volatility allows for greater operational leverage

Effective cycle management

Path to a 92% ex-catastrophes combined ratio in 2014

Why Invest in Selective?

Financial Highlights 2009 – 2013

	2009	2010	2011	2012	2013
Statutory NPW Growth	(4.7)%	(2.4)%	7.0%	12.2%	8.7%
Operating EPS*	$1.39	$1.38	$0.38	$0.58	$1.65
Net Income per Share*	$0.68	$1.23	$0.40	$0.68	$1.87
Dividend per Share	$0.52	$0.52	$0.52	$0.52	$0.52
Book Value per Share*	$17.80	$18.97	$19.45	$19.77	$20.63
Return on Average Equity*	4.1%	6.8%	2.1%	3.5%	9.5%
Operating Return on Average Equity*	8.3%	7.7%	2.0%	3.0%	8.4%
Statutory Combined Ratio - Total	100.5%	101.6%	106.7%	103.5%	97.5%
- Standard Commercial Lines	99.8%	100.8%	103.9%	103.0%	97.1%
- Standard Personal Lines	104.4%	106.4%	117.3%	100.7%	96.9%
- Excess and Surplus Lines	NA	NA	131.3%	118.8%	102.9%
GAAP Combined Ratio - Total*	99.9%	101.4%	107.2%	104.0%	97.8%
- Standard Commercial Lines*	98.8%	100.0%	104.3%	103.3%	97.4%
- Standard Personal Lines*	105.6%	108.3%	117.8%	101.3%	97.1%
- Excess and Surplus Lines*	NA	NA	270.2%	124.7%	103.0%

**Historical values (2009-2011) have been restated to reflect impact of deferred policy acquisition cost accounting change*

SELECTIVE®

Net Operating Cash Flow


($ in millions)
Cash Flow as % of NPW
340
290
240
190
140
90
40
228
16%
159
11%
123
8%
227
14%
336
19%
2009
2010
2011
2012
2013

SELECTIVE®

Investment Income – After-tax


($ in millions)
120
110
100
90
80
70
60
50
40
96
111
111
100
101
2009
2010
2011
2012
2013

SELECTIVE®

Focus on Expense Management


GAAP Expense Ratio
36
35
34
33
32
31
30
29
28
27
26
2007
2008
2009
2010
2011
2012
9/30/2013 YTD
SIGI
Peer Median

Source: SNL Financial
Note: Expense Ratio including Dividends
Peers include CINF, CNA, HIG, STFC , THG, TRV, UFCS, and WRB

Insurance Operations Productivity



($ in 000s)
NPW per Employee
Statutory Expense Ratio
900
700
500
300
33.0
32.5
32.0
31.5
31.0
30.5
30.0
29.5
29.0
766
761
791
842
908
2009
2010
2011*
2012
2013

*Excludes Excess & Surplus Lines

SELECTIVE®

Standard Commercial Lines Profitability



Statutory Combined Ratios
%
110
105
100
95
90
85
95.4
1.5
93.9
93.6
0.3
93.3
95.0
1.2
93.8
95.9
0.9
95.0
98.5
2.1
96.4
99.8
0.5
99.3
100.8
3.3
97.5
103.9
6.4
97.5
103.0
5.0
98.0
97.1
1.7
95.3
2004
2005
2006
2007
2008
2009
2010
2011
2012*
2013
Impact of Catastrophe Losses
Combined Ratio excluding CATS

**Includes impact of reinstatement premium on catastrophe reinsurance program as a result of Hurricane Sandy*

Some amounts may not foot due to rounding

SELECTIVE®

Premium by Strategic Business Unit
2013 Standard Commercial Lines
Direct Premium Written


Bonds
2%
Community and
Public Services
23%
Contractors
33%
Manufacturing
& Mercantile
42%

SELECTIVE®

Premium by Line of Business
2013 Standard Commercial Lines Net Premium Written


Workers Compensation 20%
General Liability 31%
Commercial Property 17%
Other 1%
Bonds 1%
BOP 6%
Auto 24%

SELECTIVE®

Long-Term Shareholder Value Creation



$25
$20
$15
$10
$5
$0
Per Share
0.35
14.96
0.40
16.44
0.44
17.87
0.49
18.82
0.52
15.81
0.52
17.80
0.52
18.97
0.52
19.45
0.52
19.77
0.52
20.63
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Book Value
Dividend

Note: Book value restated for change in deferred policy acquisition costs (2004-2006 Estimated)

SELECTIVE®